UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  October 24, 2014

CARRIZO OIL & GAS, INC.
(Exact name of registrant as specified in its charter)

Texas	000-29187-87	76-0415919
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

500 Dallas Street Suite 2300 Houston, Texas	77002
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (713) 328-1000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
This Amendment No. 1 amends the Current Report on Form 8-K that Carrizo Oil & Gas, Inc. (the “Company”) filed with the Securities and Exchange Commission on October 27, 2014, concerning the October 24, 2014 completion of the acquisition of interests in oil and gas properties from Eagle Ford Minerals, LLC primarily in LaSalle, Atascosa and McMullen Counties, Texas in the Eagle Ford Shale (the “Eagle Ford Shale Transaction”), to include the audited financial statements and pro forma financial information required by Item 9.01(a) and 9.01(b) of Form 8-K.
Item 9.01        Financial Statement and Exhibits
(a) Financial Statements of Businesses Acquired
The audited Combined Statements of Revenues and Direct Operating Expenses of oil and gas properties acquired by Carrizo Oil & Gas, Inc. for the years ended December 31, 2013 and 2012 and the nine months ended September 30, 2014 and the related notes thereto, together with the report of KPMG LLP, independent auditors, concerning those statements and related notes, are filed as Exhibit 99.1 hereto and are incorporated herein by reference.
(b) Pro Forma Financial Information
Unaudited pro forma condensed combined financial information of the Company giving effect to the Eagle Ford Shale Transaction is filed as Exhibit 99.2 and is incorporated herein by reference.
(d) Exhibits

Exhibit Number	Description
23.1	Consent of KPMG LLP.
23.2	Consent of Ryder Scott Company, L.P.
99.1
Audited Combined Statements of Revenues and Direct Operating Expenses of Oil and Gas Properties Acquired by Carrizo Oil & Gas, Inc. for the years ended December 31, 2013 and 2012 and the nine months ended September 30, 2014.

99.2
Unaudited Pro Forma Condensed Combined Balance Sheet of Carrizo Oil & Gas, Inc. as of September 30, 2014 and Unaudited Pro Forma Condensed Combined Statements of Income for the year ended December 31, 2013 and the nine months ended September 30, 2014.

99.3	Summary of Reserve Report and Report of Ryder Scott Company, L.P. as of December 31, 2012.
99.4	Summary of Reserve Report and Report of Ryder Scott Company, L.P. as of December 31, 2013.
99.5	Summary of Reserve Report and Report of Ryder Scott Company, L.P. as of September 30, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIZO OIL & GAS, INC.

By:	/s/ David L. Pitts
Name:	David L. Pitts
Title:	Vice President and Chief Financial Officer

Date:  December 15, 2014

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of KPMG LLP.
23.2	Consent of Ryder Scott Company, L.P.
99.1
Audited Combined Statements of Revenues and Direct Operating Expenses of Oil and Gas Properties Acquired by Carrizo Oil & Gas, Inc. for the years ended December 31, 2013 and 2012 and the nine months ended September 30, 2014.

99.2
Unaudited Pro Forma Condensed Combined Balance Sheet of Carrizo Oil & Gas, Inc. as of September 30, 2014 and Unaudited Pro Forma Condensed Combined Statements of Income for the year ended December 31, 2013 and the nine months ended September 30, 2014.

99.3	Summary of Reserve Report and Report of Ryder Scott Company, L.P. as of December 31, 2012.
99.4	Summary of Reserve Report and Report of Ryder Scott Company, L.P. as of December 31, 2013.
99.5	Summary of Reserve Report and Report of Ryder Scott Company, L.P. as of September 30, 2014.

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